SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 28, 2003

BANCSHARES OF FLORIDA, INC.

(Exact name of registrant as specified in its charter)

Florida	333-74997	59-3535315
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
Of incorporation)		Identification No.)

1185 Immokalee Road

Naples, Florida 34110

(address of principal executive offices)

Registrant’s telephone number: (239) 254-2100

ITEM 5.     Other Events

On April 25, 2003, Bancshares of Florida, Inc. issued a press release announcing its earnings for the quarter ended March 31, 2003. The press release is attached as Exhibit 99.1.

Date: April 28, 2003

Bancshares of Florida, Inc.
(Registrant)

By:	/s/ Thomas M. Whelan
Thomas M. Whelan
Chief Financial Officer
(239) 254-2100

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release